Exhibit 99.2

Production Overview

Chris Adkins

Senior Vice President and Chief Operating Officer September 27, 2005

1

History 101

Which United States President was a “Mining Engineer”

Herbert Clark Hoover 31st President 1929-1933

Translated De Re Metallica From Latin

Stock Market Crash

2

“Chaos” Cannot Interfere with your Daily Production Routine

3

Why Massey?

Experienced Management Team 2.3 Billion Tons of Reserve New Properties with Higher CTPF Utilize a Broad Spectrum of Low Cost Mining Methods We Enjoy Being “Miners”

4

Operations in Massey

21 Operating Resource Groups 49 Miner Sections 4 Longwalls 17 Preparation Plants 16 Surface Mines 7 Highwall Miners

5

Who We Are

Chris Adkins

Chief Operations Officer 21 Years of Experience

6

Drexel Short

Sr. Vice President of Group Operations 27 Years of Experience

Dwayne Francisco Vice President of Underground Mining 15 Years of Experience

Mike Snelling VP of Surface Mining 24 Years of Experience

Richard Zigmond Director of Preparation 33 Years of Experience

Keith Hainer

Director of Maintenance 16 Years of Experience

Sid Young

Underground Production Manager 35 Years of Experience

171 Years of Mining Experience

21 Operating Resource Groups

21 Operating Resource Groups

Consist of President and Man agement Group

Many cases they share some G&A staff

49 Miner Sections

49 Miner Sections

Projected to produce 38% of Massey Production 19 million tons annually 27,000 feet per day 14,500 shuttle cars per day

4	Longwalls

4	Longwalls

Projected to produce 11% of Massey Production 5.5 Million Tons Annually Equivalent to 2 million continuous miner feet One of the safest mining methods Would require 15-20 additional miner sections and approximately 500-700 additional people

7	Highwall Miners

7	Highwall Miners

Projected to produce 5% of Massey Production 2.6 million tons annually Another safe mining method Set a world record on Superior Highwall Mining System Set a world record on the Addington Addcar System

26 Surface Mines

26 Surface Mines

Projected to produce 46% of Massey Production 22 million tons annually Mike Snelling is to follow with more detail

17 Preparation Plants

17 Preparation Plants

Will process 77 million raw tons in 2006 47 million clean tons to load in railroad cars Half a million railroad cars Railroad car is 52 feet long 4,924 miles of railroad cars

Mickey Mouse’s Hand?

Law of Large Numbers

Law of Large Numbers

Mine 27,000 feet per day. Would be a tunnel 20’ wide by 5’ tall that stretches 5.1 miles.

Total number of shuttle cars

14,500 per day 3.6 Million per year

If you do something this repetitive, you need to do it as efficiently as possible.

Mentoring in Massey

Mentoring in Massey

TRAINEES:

1	MARK SIMPSON
2	MARK BOLEN
3	JOHN COOPER
4	BOBBY DAVIS
5	BRIAN FORTNER
6	CHRISTOPHER DANIEL
7	BRIAN PETERS
8	KEITH SMITH

9 DARRELL K. STANLEY

MENTORS:

DAVE PETRY

RICK FOSTER

RICK FOSTER

KENNY FARMER

JASON GAUTIER

MARVIN PERDUE

WENDELL WILLS

RALPH PLUMLEY

DAVE PETRY

Training new Electricians

Training new Electricians

152 trainees have gone through the class

Troop has graduated 100% of his class

All have passed with 93% or higher

Reactivation of Industrial Engineering

Monthly Budget Meetings

Massey Energy Expansion

(tons in millions)

New	Property Clean Recoverable Tons
Horse	Creek 17
Kermit	8
Mammoth	93
Shonk	26
2	Gas—Delbarton 65
Kepler	51
TOTAL	260 Million Tons

Massey Energy – Operating Regions

Horse Creek

Horse Creek

Mammoth Coal – Stockton Seam

Mammoth—#2 Gas Mine

Mammoth—#2 Gas Mine

Mammoth—#2 Gas Mine

Mammoth – Winifrede Mine

Shonk Property – Peerless Seam

#2 Gas—Delbarton

Kepler

Kermit Coal

In Summary

2.3 billion tons of reserves

Opening up 260 million tons of new underground reserves Largest operator of underground mines Diverse in our mining methods Ability to cross over between steam and met markets.

Experienced management team

Doing the Right Thing. with Energy

Massey Energy®

Production Overview

Chris Adkins

Senior Vice President and Chief Operating Officer

September 27, 2005

History 101

Massey Energy

- Which United States President was a "*Mining Engineer*"
- Herbert Clark Hoover
  31st President 1929-1933
  Translated De Re Metallica From Latin
- Stock Market Crash

"Chaos" Cannot Interfere with your Daily Production Routine

Massey Energy®


KENTUCKY
12



Why Massey?

Massey Energy

- Experienced Management Team
- 2.3 Billion Tons of Reserve
- New Properties with Higher CTPF
- Utilize a Broad Spectrum of Low Cost Mining Methods
- We Enjoy Being "Miners"

Operations in Massey

Massey Energy®

- 21 Operating Resource Groups
- 49 Miner Sections
- 4 Longwalls
- 17 Preparation Plants
- 16 Surface Mines
- 7 Highwall Miners

Who We Are

Chris Adkins

Chief Operations Officer

21 Years of Experience


Drexel Short
Sr. Vice President of Group Operations
27 Years of Experience
Drexel Short


Dwayne Francisco
Vice President of
Underground Mining
15 Years of Experience
Dwayne Francisco


Mike Snelling
VP of Surface Mining
24 Years of Experience
Mike Snelling


Richard Zigmond
Director of Preparation
33 Years of Experience
Richard Zigmond

Keith Hainer

Director of Maintenance

16 Years of Experience


th Hainer

Sid Young

Underground Production Manager

35 Years of Experience


Sid Young

171 Years of Mining Experience

Massey Energy®



21 Operating Resource Groups

Massey Energy



STOP
Marfork

21 Operating Resource Groups



- Consist of President and Management Group
- Many cases they share some G&A staff

49 Miner Sections

Massey Energy



49 Miner Sections

Massey Energy

- **Projected to produce 38% of Massey Production**
- **19 million tons annually**
- **27,000 feet per day**
- **14,500 shuttle cars per day**

4 Longwalls



4 Longwalls

Massey Energy

- Projected to produce 11% of Massey Production
- 5.5 Million Tons Annually
- Equivalent to 2 million continuous miner feet
- One of the safest mining methods
- Would require 15-20 additional miner sections and approximately 500-700 additional people

7 Highwall Miners

Massey Energy



7 Highwall Miners

Massey Energy

- Projected to produce 5% of Massey Production
- 2.6 million tons annually
- Another safe mining method
- Set a world record on Superior Highwall Mining System
- Set a world record on the Addington Addcar System

26 Surface Mines

Massey Energy®



P&H
4100XPB

26 Surface Mines

Massey Energy

- Projected to produce 46% of Massey Production
- 22 million tons annually
- Mike Snelling is to follow with more detail

17 Preparation Plants



17 Preparation Plants

Massey Energy

- **Will process 77 million raw tons in 2006**
- **47 million clean tons to load in railroad cars**
- **Half a million railroad cars**
- **Railroad car is 52 feet long**
- **4,924 miles of railroad cars**

Mickey Mouse's Hand?

- Law of Large Numbers



Law of Large Numbers

- Mine 27,000 feet per day. Would be a tunnel 20’ wide by 5’ tall that stretches 5.1 miles.
- Total number of shuttle cars
  - 14,500 per day
  - 3.6 Million per year
  - If you do something this repetitive, you need to do it as efficiently as possible.

Mentoring in Massey

Massey Energy


THIS WAY
OUT
NO
4 3 48PM

Mentoring in Massey

Massey Energy®


TRAINEES:
1 MARK SIMPSON
2 MARK BOLEN
3 JOHN COOPER
4 BOBBY DAVIS
5 BRIAN FORTNER
6 CHRISTOPHER DANIEL
7 BRIAN PETERS
8 KEITH SMITH
9 DARRELL K. STANLEY
MENTORS:
DAVE PETRY
RICK FOSTER
RICK FOSTER
KENNY FARMER
JASON GAUTIER
MARVIN PERDUE
WENDELL WILLS
RALPH PLUMLEY
Dave Petrey
15 2:14PM

Training new Electricians

Massey Energy



DANGER 240 VOLTS
urel Alma

Training new Electricians

- 152 trainees have gone through the class
- Troop has graduated 100% of his class
- All have passed with 93% or higher

Reactivation of Industrial Engineering

Massey Energy


SEP 16 2005

Monthly Budget Meetings

Massey Energy®



Massey Energy Expansion

(tons in millions)

Massey Energy

New Property	Clean Recoverable Tons
• Horse Creek	17
• Kermit	8
• Mammoth	93
• Shonk	26
• 2 Gas - Delbarton	65
• Kepler	51
TOTAL	260 Million Tons

Massey Energy – Operating Regions


WEST VIRGINIA
2 Gas & Stockton
Winifrede
Indian Creek
KERMIT
2 GAS
KEPLER
KENTUCKY
VIRGINIA
NEW OPERATIONS

Horse Creek

Massey Energy



Horse Creek

Massey Energy®



Mammoth Coal – Stockton Seam



RK LAND
ARK LAND
KANAWHA ENERGY
Nicholas Energy Company
Kanawha Energy
Mammoth Coal Company
Stockton Seam Mining
and Works

Mammoth - #2 Gas Mine


Mammoth – Kanawha Energy Reserves
#2 Gas Slabcamp Mine
26,647,000 Recoverable Tons
Ash – 4.71, % Sulfur – 0.76
BTU – 13,620, SO2 – 1.12
Nicholas Energy Company
#2 Gas Seam Mining and Works

Massey Energy

Mammoth - #2 Gas Mine

Massey Energy


2005 4 11

Mammoth - #2 Gas Mine

Massey Energy®



Mammoth – Winifrede Mine

Massey Energy®


2005 4 11

Shonk Property – Peerless Seam



SHONK PROPERTY
PEERLESS SEAM
NO SCALE
CLEAN TONS PER FOOT
<2.0
2.0 - 2.5
2.5 - 3.0
3.0 - 3.5
>3.5
Recoverable Tons
9,822,000
Market - Steam
Float %Rec. %Ash %Sul.
1.5 75 5.0-8.0 1.8-2.8
KANAWHA EAGLE
ARK LAND
ARK LAND
ARK LAND
ELK RUN
PLANT
Seng
Creek
Garrison
KAYFORD
MOUNTAIN

#2 Gas - Delbarton

Massey Energy



Kepler

Massey Energy


NO DATA
NO DATA
001 SECTION
002 SECTION
RIVER

Kermit Coal


KERMIT RESERVES
LOWER CEDAR GROVE SEAM
TONS PER LINEAR FOOT MAP
KERMIT COAL
TUG VALLEY
SEAM STATISTICS
10,600,000 Clean Recoverable Tons
% ASH = 6.00
% Sul = 1.10
BTU = 14,200
VOL = 37.0
#SO2 = 1.55

Massey Energy

In Summary

Massey Energy

- 2.3 billion tons of reserves
- Opening up 260 million tons of new underground reserves
- Largest operator of underground mines
- Diverse in our mining methods
- Ability to cross over between steam and met markets.
- Experienced management team

Massey Energy®

Doing the Right Thing...

with Energy


28 12:50PM


28 12:27PM


28 12:51PM